UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BakBone Software Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BAKBONE SOFTWARE INCORPORATED

NOTICE OF ANNUAL GENERAL MEETING

and

MANAGEMENT PROXY CIRCULAR

with respect to the

Annual General Meeting of Shareholders

to be held on August 19, 2004

BAKBONE SOFTWARE INCORPORATED

NOTICE OF THE ANNUAL GENERAL MEETING OF HOLDERS OF COMMON SHARES AND SERIES A PREFERRED SHARES TO BE HELD AUGUST 19, 2004

TO: THE HOLDERS OF COMMON SHARES AND SERIES A PREFERRED SHARES

Notice is hereby given that the Annual General Meeting (the “Meeting”) of the holders of common shares (“Common Shares”) and Series A Preferred Shares (“Preferred Shares”) of BakBone Software Incorporated (“BakBone” or the “Company”) will be held at the principal executive offices of the Company at 10145 Pacific Heights Boulevard, 5th Floor, San Diego, California 92121, on August 19, 2004 at 9:00 a.m. (California time), for the following purposes:

(a)	to elect the directors of the Company for the ensuing year;

(b)	to appoint the auditors of the Company and to authorize the directors to fix their remuneration as such;

(c)	to transact such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The nature of the business to be transacted at the Meeting is described in further detail in the accompanying Management Proxy Circular (the “Information Circular”).

The record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting is July 5, 2004 (the “Record Date”). Shareholders of BakBone whose names have been entered in the register of shareholders at the close of business on that date will be entitled to receive notice of and to vote at the Meeting, provided that, to the extent a shareholder transfers the ownership of any of such shareholder’s shares after such date and the transferee of those shares establishes that the transferee owns the shares and requests, not later than 10 days before the Meeting, to be included in the list of shareholders eligible to vote at the Meeting, such transferee will be entitled to vote those shares at the Meeting.

A shareholder may attend the Meeting in person or may be represented by proxy. Shareholders who are unable to attend the Meeting or any adjournment thereof in person are requested to date, sign and return the accompanying form of proxy for use at the Meeting or any adjournment thereof. To be effective, the enclosed proxy must be mailed so as to reach or be deposited with the Secretary of BakBone c/o CIBC Mellon Trust Company, 600 The Dome Tower, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, not later than forty-eight (48) hours (excluding Saturdays, Sundays and statutory holidays in the Province of Alberta) prior to the time set for the Meeting or any adjournment thereof.

The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized. Non-registered shareholders must seek instructions on how to complete their form of proxy and vote their shares from their nominee.

The persons named in the enclosed form of proxy are directors and/or officers of BakBone. Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to attend and to act for such shareholder and on such shareholder’s behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

In the event of a strike, lockout or other work stoppage involving postal employees, all documents required to be delivered by a BakBone shareholder should be delivered by facsimile to CIBC Mellon Trust Company at (403) 232-2400.

i

The Company’s 2004 Annual Report, the Information Circular and an instrument of proxy accompany this Notice of Meeting.

This Notice of Meeting and the Information Circular are dated July 26, 2004, and are first being mailed and distributed to shareholders, along with the enclosed Instrument of Proxy, on or about July 26, 2004.

DATED at San Diego, California this 26th day of July, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Keith Rickard”

President and Chief Executive Officer

ii

BAKBONE SOFTWARE INCORPORATED

MANAGEMENT PROXY CIRCULAR

for the Annual General Meeting of Shareholders

to be Held on August 19, 2004

PART I

INTRODUCTION

This Information Circular is furnished in connection with the solicitation of proxies by the management of BakBone for use at the Meeting (including any adjournment or adjournments thereof), to be held at the principal executive offices of the Company at 10145 Pacific Heights Boulevard, 5th Floor, San Diego, California 92121, on August 19, 2004 at 9:00 a.m. (California time) for the purposes set forth in the accompanying Notice of Meeting.

This Information Circular is dated July 26, 2004, and is first being mailed and distributed to our shareholders (“Shareholders”), along with the enclosed Instrument of Proxy, on or about July 26, 2004.

No person has been authorized by BakBone to give any information or make any representations in connection with the transactions herein described other than those contained in this Information Circular and, if given or made, any such information or representation must not be relied upon as having been authorized by BakBone. Unless otherwise stated, the information contained in this Information Circular is given as of July 26, 2004, and you should not assume that the information contained herein is accurate as of any date other than this date.

Currency and Exchange Rates

All dollar amounts in the Information Circular, unless otherwise indicated, are stated in U.S. currency. The Company has adopted the U.S. dollar as the functional currency for its consolidated financial statements. The following table sets forth, for each of the periods indicated, the high and low rates of exchange of Canadian dollars into United States dollars, the average of the exchange rates during each such period and the end-of-period rate. Such rates are shown as, or are derived from, the reciprocals of the noon buying rates in New York City for cable transfers payable in Canadian dollars, as certified for customs purposes by the Federal Reserve Bank of New York. The foreign exchange spot rate as of July 16, 2004 was $0.7638.

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002
High	$0.7879	$0.6823	$0.6199
Low	$0.6735	$0.6252	$0.6623
Average	$0.7390	$0.6454	$0.6389
Period End	$0.7631	$0.6806	$0.6275

PART II

GENERAL PROXY INFORMATION

General Meeting Requirements

As of June 30, 2004, there were 64,527,858 Common Shares and 18,000,000 Series A Preferred Shares (the “Preferred Shares”) outstanding, each of which Preferred Shares is convertible into one Common Share, for an aggregate of 82,527,858 Common Shares outstanding, on a fully converted basis. Unless otherwise indicated, the Common Shares and Preferred Shares are collectively referred to in this document as the “Shares.”

Each outstanding Share is entitled to one (1) vote on any ballot at the Meeting; provided, however, that the holders of the Preferred Shares have the right, voting together as a class, to elect two directors of the Company. The holders of Common Shares, together with the holders of Preferred Shares, voting together on an as-converted basis, have the right to elect the remaining directors of the Company.

The Board of Directors of BakBone (the “Board of Directors” or “Board”) has fixed the record date for the Meeting at the close of business on July 5, 2004 (the “Record Date”). BakBone will prepare, as of the Record Date, a list of Shareholders entitled to receive the Notice of Meeting and showing the number of Shares held by each such Shareholder. A Shareholder named in the list is entitled to vote the Shares shown opposite such Shareholder’s name at the Meeting except to the extent that such holder transfers ownership of the Shares after the Record Date, in which case the transferee shall be entitled to vote such Shares upon establishing ownership and requesting, by 4:30 p.m. (California time) not later than 10 days before the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting.

A quorum for the transaction of business at the Meeting shall be present if two Shareholders holding in the aggregate thirty-three and one-third percent (33  1/3%) of the Shares entitled to vote at the Meeting are present in person or represented by proxy, provided that at least thirty-three and one-third percent (33  1/3%) of the Common Shares entitled to vote at the Meeting are present and represented in person or by proxy.

Appointment of Proxies

Those BakBone Shareholders who desire to be represented at the Meeting by proxy must deposit their properly executed proxy with the Secretary of BakBone c/o CIBC Mellon Trust Company, 600 The Dome Tower, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, not later than 48 hours (excluding Saturdays, Sundays and statutory holidays) before the day of the Meeting, or adjournment or adjournments thereof. A proxy must be executed by the Shareholder or his or her attorney authorized in writing, or if the Shareholder is a corporation, under its seal by an officer or attorney thereof duly authorized. Persons signing as executors, administrators, trustees, or otherwise on behalf of a Shareholder, should so indicate and give their full title as such.

The persons named in the accompanying proxy are directors and officers of BakBone. A Shareholder has the right to appoint a person (who need not be a BakBone Shareholder) to attend and act on such Shareholder’s behalf at the Meeting other than the persons named in the proxy. To exercise this right, the Shareholder must strike out the name of the persons named in the proxy and insert the name of his or her nominee in the space provided or complete another appropriate form of proxy and, in either case, deposit the proxy with BakBone at the place and within the time specified above for deposit of proxies.

Persons Making the Solicitation

The solicitation is made on behalf of the management of BakBone. The costs incurred in the preparation and mailing of the Instrument of Proxy, Notice of Meeting and this Information Circular will be borne by BakBone. In addition to solicitation by mail, proxies may be solicited by personal interviews, telephone or by other means of communication and by directors and officers of BakBone, who will not be specifically remunerated therefor. While no arrangements have been made to date, BakBone may contract for the distribution and solicitation of proxies for the Meeting. The costs incurred by BakBone in soliciting proxies will be paid by BakBone.

Exercise of Discretion by Proxy

The Shares represented by the Instrument of Proxy enclosed with this Information Circular will be voted in accordance with the instructions of the Shareholder, but if no specification is made, the Shares will be voted in favor of the matters set forth in the proxy. If any amendments or variations are proposed at the Meeting or any adjournment thereof to matters set forth in the proxy and described in the accompanying Notice of Meeting and this Information Circular, or if any other matters properly come before the Meeting or any adjournment thereof, the proxy confers upon the Shareholder’s nominee discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Meeting. At the date of this Information Circular, management of BakBone knows of no such amendments or variations or other matters to come before the Meeting.

Revocation of Proxies

A registered Shareholder who has given a proxy has the power to revoke it. If a person who has given a proxy attends personally at the Meeting at which the proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing signed by the Shareholder or such registered Shareholder’s attorney authorized in writing, or, if the registered Shareholder is a corporation, signed by a duly authorized officer or attorney for the corporation, and deposited at the registered office of BakBone at any time up to and including the last day (other than Saturdays, Sundays and statutory holidays) preceding the day of the Meeting at which the proxy is to be used, or any adjournment or adjournments thereof, or with the chairman of the Meeting on the day of the Meeting, or on the day of any adjournment thereof, prior to the commencement of the Meeting.

Advice to Beneficial Holders of Securities

The information set forth in this section is of significant importance to many public Shareholders of BakBone, as a substantial number of the public Shareholders of BakBone do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this Information Circular as “Beneficial Shareholders”) should note that only proxies deposited by Shareholders whose names appear on the records of BakBone as the registered holders of Shares can be recognized and acted upon at the Meeting. If Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Shares will not be registered in the Shareholder’s name on the records of BakBone. Such Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of CEDE & Co. Shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers/nominees are prohibited from voting Shares for their clients. The directors and officers of BakBone do not know for whose benefit the Shares registered in the name of CDS & Co. and CEDE & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholders how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications (“ADP”). ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote Shares directly at the Meeting. Accordingly, it is strongly suggested that Beneficial Shareholders return their completed instructions or proxies as directed by ADP well in advance of the Meeting in order to have the Shares voted.

Shareholder Proposals

The deadline for submitting a Shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8, “Shareholder Proposals,” of the Securities and Exchange Commission (the “SEC”) is March 25, 2005. The deadline for submitting a Shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also March 25, 2005. Any such Shareholder proposals must be submitted to the Company’s Corporate Secretary in writing at 10145 Pacific Heights Boulevard, 5th Floor, San Diego, California 92121. Shareholders are also advised to review the Company’s Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of Shareholder proposals and director nominations. For further information regarding Shareholder proposals, please refer to Part IV-”Board Committees-Nominations and Corporate Governance Committee.”

Code of Ethics

The Company has not yet adopted a code of ethics applicable to the Company’s principal executive, financial and accounting officers. The Board of Directors anticipates adopting a code of ethics prior to the 2005 Annual Meeting of Shareholders.

PART III

MATTERS TO BE ACTED UPON AT THE MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

At the Meeting, Shareholders will be asked to elect the proposed directors set forth below to hold office until the next Annual Meeting or until their successors are elected or appointed. There are presently seven directors of the Company, each of whom retires from office at the Meeting.

Under the Articles of the Company, holders of Common Shares, together with the holders of Preferred Shares, voting together on an as-converted basis, have the right to elect five of the seven directors to be elected at the Meeting (the “Common Directors”). Unless otherwise directed, it is the intention of management to vote proxies in the accompanying form in favor of the election of the nominees hereinafter set forth to hold office as directors until the next Annual Meeting, or until their successors are elected or appointed:

Keith Rickard	J.G. (Jeff) Lawson
Bruce Nakao	Neil MacKenzie
Archie Nesbitt

Under the Articles of the Company, holders of the Preferred Shares, voting together as a class, have the right to elect two of the directors to be elected at the Meeting (the “Preferred Directors”). Unless otherwise directed, it is the intention of management to vote proxies with respect to the election of the two directors to be elected by holders of the Preferred Shares in the accompanying form in favor of the election of the nominees hereinafter set forth to hold office as directors until the next Annual Meeting, or until their successors are elected or appointed:

Ian Bonner	Andrew Sheehan

Biographical information of the persons nominated for election as directors, including the period served as a director of BakBone and the principal occupation during the last five years of each nominee, follows:

Name and Municipality of Residence	Age	Director Since	Principal Occupation
Keith Rickard San Diego, California	58	2001	President and Chief Executive Officer of BakBone since June, 2001; prior thereto, President of Sterling Software’s Storage Management Division since February, 1997, responsible for all aspects of Sterling’s storage management software product suite, including worldwide sales, marketing, engineering and business development. Mr. Rickard received a B.Sc. in mathematics from the University of London.

J.G. (Jeff) Lawson(1)(2)(3) Calgary, Alberta	36	2000	Partner and member of the Executive Committee of Burnet, Duckworth & Palmer LLP, Barristers and Solicitors, a Canadian law firm with offices in Calgary, Alberta, since 1999. Mr. Lawson currently serves on the boards of directors of a number of private and public Canadian companies and certain charitable organizations. Mr. Lawson received his LLB from the University of Alberta Law School.

Name and Municipality of Residence	Age	Director Since	Principal Occupation

Neil MacKenzie(1) Calgary, Alberta	60	2000	Director and Vice-President of Newpark Drilling Fluids Canada Inc., a subsidiary of Newpark Resources Incorporated (NYSE: NR), since 1998. Mr. MacKenzie is also a director of two Canadian public companies, Wireless Matrix Corporation and Southpoint Resources. Mr. MacKenzie attended the Southern Alberta Institute of Technology.

Bruce Nakao(1) Los Altos, California	60	2004	Prior to his retirement in July 2000, Mr. Nakao was with Ask Jeeves, Inc., an Internet search company, where he served as its Senior Vice President, Finance and Administration and Chief Financial Officer from April 1999 until July 2000; prior thereto, Mr. Nakao was Senior Vice President, Finance and Administration and the Chief Financial Officer of Puma Technology (now known as Intellisync Corporation), an enterprise software and service provider. Mr. Nakao holds a Bachelor of Arts degree in business and economics from the University of Washington and a Masters of Business Administration from Stanford University.

Archie Nesbitt(3) Calgary, Alberta	55	1996	Lawyer practicing in the natural resources field for the past 20 years. President of A.J. Nesbitt Professional Corp. since 1978. Mr. Nesbitt also serves on the boards of directors of a number of publicly and privately held Canadian companies. Mr. Nesbitt holds a Bachelor of Laws degree from the University of Western Ontario and a Bachelor of Commerce degree (with Honors) from Queens (Ontario) University.

Andrew Sheehan(2)(3) San Bruno, California	46	2003	Managing director of VantagePoint Venture Partners, a venture capital firm, since November 2002. From April 1998 until October 2002, Mr. Sheehan had been employed by and was a managing member of the general partner of ABS Capital Partners, a private equity company. Mr. Sheehan also serves on the board of directors of Intermix Media, Inc. (OTC: IMIX), as well as on the boards of directors of other privately held companies. Mr. Sheehan holds a Bachelor of Arts degree from Dartmouth College and a Masters of Business Administration degree from the Wharton School of Business.

Name and Municipality of Residence	Age	Director Since	Principal Occupation

Ian Bonner Dallas, Texas	49	—	Mr. Bonner currently serves on the boards of directors for Island Pacific Software (AMEX: IPI) and Commtouch Software, Ltd., (NASDAQ: CTCHC) and privately held ADUVA, a developer of system deployment and management automation tools for complex Linux server environments. From May 2003 until February 2004, Mr. Bonner was the President and CEO of Sistina Software. Sistina Software was acquired by RedHat, Inc. in December 2003. From April 2001 until March 2003, Mr. Bonner was the President and CEO for Terraspring Software, a privately held developer of infrastructure automation software which was acquired by Sun Microsystems. From August 1992 to April 2001, Mr. Bonner held various senior management positions at IBM and participated in the internal development and acquisition of Lotus Notes and Tivoli Storage Manager, IBM’s storage management and archiving software. Mr. Bonner received his Bachelor of Commerce from the University of Witwatersrand and his Post-Graduate Marketing and Advanced Diploma from the University of South Africa.

Notes:

(1)	Member of the Audit Committee.
(2)	Member of the Nominations and Corporate Governance Committee.
(3)	Member of the Compensation Committee.

Messrs. Rickard, Lawson, MacKenzie, Nesbitt and Sheehan are currently directors and were elected to their present term of office by a vote of the Company’s Shareholders at the Annual Meeting of Shareholders held July 17, 2003. Mr. Nakao was appointed to the Board of Directors by way of a unanimous resolution of the Board at a meeting held January 23, 2004. Mr. Bonner was nominated to the Board of Directors by way of a unanimous resolution of the Board at a meeting held July 23, 2004 pending Shareholder approval at the FY 2004 Annual Meeting to be held on August 19, 2004.

For information related to the number of Shares beneficially owned by each director, please refer to Part IV  –  “Voting Shares and Principal Holders of Voting Shares.”

Cease Trade Orders and Bankruptcies

To our knowledge, no proposed director of the Company is, at the date of this document, or has been, within 10 years before the date of this document, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; (ii) was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade order or similar order or an order that denied the relevant company access to an exemption under securities legislation, for a period of more than 30 consecutive days; or (iii) within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation related to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or that had a receiver, receiver-manager or trustee appointed to hold its assets.

To our knowledge, no proposed director of the Company has, within the 10 years before the date of this document, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangements or compromises with creditors, or had a receiver, receiver–manager or trustee appointed to hold the assets of the proposed director.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to elect the Common Directors and the affirmative vote of a majority of the Preferred Shares cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to elect the Preferred Directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors of the Company unanimously recommends that Shareholders vote to elect each named nominee.

PROPOSAL 2:

APPOINTMENT OF AUDITORS

Unless otherwise directed, it is management’s intention to vote the proxies in favor of an ordinary resolution to appoint the firm of KPMG LLP, to serve as auditors of the Company until the next Annual Meeting of Shareholders and to authorize the directors to fix their remuneration as such. KPMG LLP, San Diego, California, are the present auditors of the Company and have been so since January 15, 2001. A representative of KPMG LLP is not expected to be present at the Annual Meeting.

Shareholder ratification of the selection of KPMG LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the Shareholders for ratification as a matter of good corporate practice. If the Shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its Shareholders.

Fees Paid to KPMG LLP

The following table sets forth the aggregate fees for audit services billed by KPMG LLP for the fiscal years ending March 31, 2003 and 2004, as well as fees billed for other services rendered by KPMG LLP during those periods:

Type of Fees	Fiscal Year Ended March 31,	Aggregate Fees Billed
Audit Fees(1)	2004 2003	733,925 176,182
Audit – Related Fees(2)	2004 2003	2,970 —
Tax Fees(3)	2004 2003	82,176 55,478
All Other Fees(4)	2004 2003	24,865 —

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Of the fiscal 2004 fees, $325,000 are subject to discussion between KPMG LLP and the Company’s management.
(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.
(4)	All Other Fees consist of fees billed for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Of the fees paid to the independent auditors under the categories Audit Related, Tax and All Other Fees described above, 73% were preapproved by the Audit Committee.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors of the Company unanimously recommends that Shareholders vote in favor to appoint the firm of KPMG LLP to serve as auditors of the Company until the next Annual Meeting of Shareholders and to authorize the directors to fix their remuneration as such.

PART IV

INFORMATION CONCERNING THE COMPANY

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The authorized share capital of BakBone consists of an unlimited number of Common Shares and 22,000,000 Preferred Shares without nominal or par value. As of the date hereof, there are 64,527,858 Common Shares and 18,000,000 Preferred Shares issued and outstanding. A quorum for the transaction of business at the Meeting shall be present if two Shareholders holding in the aggregate thirty-three and one-third percent (33  1/3%) of the Shares entitled to vote at the Meeting are present in person or represented by proxy, provided that at least thirty-three and one-third percent (33  1/3%) of the Common Shares entitled to vote at the Meeting are present and represented in person or by proxy.

The following table sets forth certain information concerning the beneficial ownership of our Shares as of June 30, 2004, assuming conversion of all of our outstanding Preferred Shares into Common Shares, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding common shares;

•	each executive officer listed in the Summary Compensation Table;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each Shareholder identified in the table below possesses sole voting and investment power with respect to all of our Shares shown as beneficially owned by such Shareholder. Unless otherwise specified, the address of the individuals listed below is c/o BakBone Software Incorporated, 10145 Pacific Heights Boulevard, Suite 500, San Diego, California 92121.

	Common Shares Owned		Series A Preferred Shares Owned		Common Shares on an As- Converted Basis
Name or Group of Beneficial Owners	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)	Number of Shares	Percentage of Class(1)
5% Shareholder:	79	*	18,000,000	100%	18,000,079	21.8
Entities managed by VantagePoint Venture Partners(2)
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

Executive Officers:
Keith Rickard(3)	1,094,167	1.7	—	—	1,094,167	1.3
Fabrice Helliker(4)	385,051	*	—	—	385,051	*
Howard Weiss(5)	197,658	*	—	—	197,658	*
Scott Petersen(6)	83,692	*	—	—	83,692	*
John Fitzgerald(7)	211,644	*	—	—	211,644	*
Peter Eck(8)	53,521	*	—	—	53,521	*

Directors and Nominees:
J. Stephan Dolezalek(9)	150,079	*	18,000,000	100%	18,150,079	22.0
J.G. (Jeff) Lawson(10)	410,800	*	—	—	410,800	*
Neil MacKenzie(11)	672,675	*	—	—	672,675	*
N. Bruce Nakao(12)	150,000	*	—	—	150,000	*
Archie Nesbitt(13)	651,716	*	—	—	651,716	*
Andrew Sheehan(14)	150,079	*	18,000,000	100%	18,150,079	22.0
Ian Bonner	—	*	—	—	—	*

Executive officers and directors as a group (12 persons)(15)	4,182,649	6.5	18,000,000	100%	22,182,649	26.9

Notes:

*	Represents less than 1%.
(1)	Applicable percentage ownership is based on 64,527,858 of our Common Shares and 18,000,000 Preferred Shares outstanding as of June 30, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to the applicable community property laws. Our Common Shares subject to options or warrants currently exercisable, or exercisable within 60 days after June 30, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Includes 16,294,242 Shares held by VantagePoint Venture Partners IV (Q), L.P., 1,633,237 Shares by VantagePoint Venture Partners IV, L.P., and 72,600 Shares held by VantagePoint Venture Partners IV Principals Fund, L.P. (each of the foregoing entities collectively referred to herein as “VantagePoint”). As managing directors of VantagePoint Venture Partners, J. Stephan Dolezalek and Andrew Sheehan may be deemed to have voting and investment power over these Shares. Each of Mr. Dolezalek and Mr. Sheehan disclaim beneficial ownership of such Shares, except to the extent of their pecuniary interest therein.
(3)	Includes options to purchase up to 497,917 of our Common Shares held by Mr. Rickard exercisable within 60 days of June 30, 2004, and options to purchase up to 52,083 Common Shares held by Mr. Rickard exercisable within 60 days of June 30, 2004, the underlying shares of which Mr. Rickard has agreed to transfer to a third party upon the exercise of options to purchase our common stock.
(4)	Includes options to purchase up to 62,500 of our Common Shares held by Mr. Helliker exercisable within 60 days of June 30, 2004.
(5)	Includes options to purchase up to 77,291 of our Common Shares held by Mr. Weiss exercisable within 60 days of June 30, 2004.
(6)	Includes options to purchase up to 70,312 of our Common Shares held by Mr. Petersen exercisable within 60 days of June 30, 2004.
(7)	Includes options to purchase up to 144,790 of our Common Shares held by Mr. Fitzgerald exercisable within 60 days of June 30, 2004.
(8)	Mr. Eck’s share ownership is based upon information available to the Company as of the date of his termination.
(9)	Includes 18,000,079 shares held by entities affiliated with VantagePoint Venture Partners and options to purchase up to 150,000 of our Common Shares held by Mr. Dolezalek exercisable within 60 days of June 30, 2004. Mr. Dolezalek, as a managing director of VantagePoint Venture Partners, may be deemed to have voting and investment power over these Shares. Mr. Dolezalek disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein.
(10)	Includes options to purchase up to 200,000 of our Common Shares held by Mr. Lawson exercisable within 60 days of June 30, 2004.
(11)	Includes options to purchase up to 250,000 of our Common Shares held by Mr. MacKenzie exercisable within 60 days of June 30, 2004.
(12)	Includes options to purchase up to 150,000 of our Common Shares held by Mr. Nakao exercisable within 60 days of June 30, 2004.
(13)	Includes options to purchase up to 400,000 of our Common Shares held by Mr. Nesbitt exercisable within 60 days of June 30, 2004.
(14)	Includes 18,000,079 shares held by entities affiliated with VantagePoint Venture Partners and options to purchase up to 150,000 of our Common Shares held by Mr. Sheehan exercisable within 60 days of June 30, 2004. Mr. Sheehan, as a managing director of VantagePoint Venture Partners, may be deemed to have voting and investment power over these Shares. Mr. Sheehan disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein.
(15)	Includes shares beneficially owned by Ken Hudak, the Company’s Vice President of Customer Support, as well as options to purchase up to 2,227,893 of our Common Shares exercisable within 60 days of June 30, 2004, as well as 18,000,079 shares held by entities affiliated with VantagePoint Venture Partners.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2004, all Section 16(a) filing requirements were complied with except for Forms 3 filed late for Keith Rickard, Adrian Jones, Scott Petersen, John Fitzgerald, Patrick Clarke, Howard Weiss, Fabrice Helliker, Archie Nesbitt, Bruce Nakao, Ken Hudak, Neil MacKenzie, J. Stephan Dolezalek, J.G. (Jeff) Lawson and Andrew Sheehan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to or earned by our Chief Executive Officer and our other four most highly compensated executive officers (the “Named Executive Officers”) whose total annual salary and bonus during the fiscal year ended March 31, 2004 exceeded $100,000.

		Annual Compensation			Long-Term Compensation
					Awards
Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs Granted (#)	Shares Subject to Resale Restrictions	All Other Compen- sation ($)
Keith Rickard	2004	210,000	— (2)		700,000
President and Chief	2003	200,000	120,000	95,000(3)	500,000	—	—
Executive Officer	2002	132,231	150,000	—	—	—	4,500
John Fitzgerald	2004	160,000	22,150		300,000
Chief Financial	2003	120,000	10,700	—	50,000	—	—
Officer	2002	30,000	—	—	50,000	—	—
Fabrice Helliker	2004	169,868	36,617	39,366(4)	350,000	320,000(5)
Vice President of	2003	143,552	51,463	11,812	50,000	320,000	—
Engineering	2002	121,800	23,070	—	—	320,000	10,320
Howard Weiss	2004	175,000	153,216	90,673(6)	145,000
Vice President of	2003	175,000	167,058	83,652(6)	30,000	—	—
Pacific Rim	2002	165,000	20,000	25,000	25,000	—	—
Scott Petersen(7)	2004	175,000	90,781	—	125,000	—
Vice President of	2003	118,691	37,375	20,000	75,000	—	—
North American Sales	2002	—	—	—	—	—	—
Peter Eck(8)	2004	164,000	33,934	—	40,000	—	—
Vice President of	2003	148,699	24,327	31,104	40,000	—	—
Marketing	2002	—	—	—	—	—	—

Notes:

(1)	Includes amounts (if any) deferred at the Named Executive Officer’s option under BakBone’s 401(k) plan.
(2)	The bonus for Mr. Rickard for fiscal 2004 has not yet been determined and approved by the Compensation Committee for recommendation to the Board of Directors.
(3)	This amount represents a moving expense reimbursement paid to Mr. Rickard.
(4)	This amount represents the first of three annual payments due to Mr. Helliker as a condition of his relocation to the Company’s U.S. offices as well as a monthly automobile allowance.
(5)	These shares are held in an employee benefit trust and such shares are fully vested; dividends may be paid on these shares. As of June 30, 2004, Mr. Helliker holds an aggregate of 320,000 restricted shares in the employee benefit trust having an aggregate value of $707,200.
(6)	This amount represents a monthly housing allowance provided to Mr. Weiss.
(7)	Mr. Petersen was hired in July of 2002.
(8)	Mr. Eck is a former employee who served as our Vice President of Marketing from May 2002 to March 2004.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 2004, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually, minus the applicable per share exercise price. These assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Share price. There can be no assurance that any of the values in the table will be achieved. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Shares and overall stock market conditions. The assumed 5% and 10% rates of stock appreciation are based on the stock price for the Common Shares on the date of grant.

In the fiscal year ended March 31, 2004, we granted options to purchase up to an aggregate of 3,543,960 of our Common Shares to employees, directors and consultants. All options have a term of ten years. The percentage of total options granted is based upon an aggregate of 3,543,960 options granted during the fiscal year ended March 31, 2004.

Name and Principal Position	Securities Under Options/SARs Granted #	% of Total Options/ SARs Granted to Employees in Last Fiscal Year	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options/SARs on the date of Grant ($/Security)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%	10%

Keith Rickard President and Chief Executive Officer	700,000	19.8	1.03	1.03	April 2013	$453,433	$1,149,088

John Fitzgerald Chief Financial Officer	300,000	8.5	1.03	1.03	April 2013	$194,328	$492,466

Fabrice Helliker	150,000	4.2	1.03	1.03	April 2013	$97,164	$246,233
Vice President of Engineering	200,000	5.6	2.59	2.59	December 2013	$325,767	$825,559

Scott Petersen Vice President of North American Sales	125,000	3.5	1.03	1.03	April 2013	$80,970	$205,194

Howard Weiss Vice President of Pacific Rim	145,000	4.1	1.03	1.03	April 2013	$93,925	$238,025

Peter Eck Vice President of Marketing	40,000	1.1	1.03	1.03	April 2013	$25,910	$65,662

Note:

(1)	All Company stock options are granted at the closing market price of the Common Shares on the TSX on the date of grant. For purposes of this table, the TSX closing price has been converted to U.S. dollars based upon the conversion rate of 0.7631 on March 31, 2004.

Options Exercised

The following table sets forth the aggregate options exercised in the year ended March 31, 2004 and the number of unexercised stock options and the value of in-the-money stock options held by the Named Executive Officers as of March 31, 2004.

Name and Principal Position	Common Shares Acquired on Exercise (#)	Aggregate Net Value Realized ($)	Number of Common Shares Underlying Unexercised Stock Options at March 31, 2004 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Stock Options at March 31, 2004(1) ($) Exercisable/Unexercisable
Keith Rickard President and Chief Executive Officer	—	—	250,000/950,000	$312,500/$1,481,500

John Fitzgerald Chief Financial Officer	—	—	52,082/347,918	$63,974/$560,326

Fabrice Helliker Vice President of Engineering	—	—	12,500/387,500	$14,625/$316,375

Scott Petersen Vice President of North American Sales	—	—	31,250/168,750	$39,688/$264,313

Howard Weiss Vice President of Pacific Rim	—	—	34,583/165,417	$13,082/$259,168

Peter Eck Vice President of Marketing	—	—	18,333/Nil	$21,450/Nil

Note:

(1)	The “Value of Unexercised in-the-Money Stock Options at March 31, 2004” is calculated based on the difference between the fair market value of our Common Shares on March 31, 2004 and the exercise price for the shares underlying the option, multiplied by the number of shares issuable upon exercise of the options.

Executive Employment Agreements

We have entered into a letter agreement with Mr. John Fitzgerald, our Chief Financial Officer, dated January 24, 2002. Pursuant to this letter agreement, Mr. Fitzgerald receives an annual salary, currently $185,000, and may be eligible to receive an annual bonus based on our achievement of specified financial objectives. Mr. Fitzgerald may receive additional bonus amounts if these objectives are exceeded. Mr. Fitzgerald’s salary and bonus are reviewed annually on April 1. Either we or Mr. Fitzgerald may terminate the employment relationship at any time. Pursuant to the letter agreement, if Mr. Fitzgerald is terminated for any reason other than cause, then he is entitled to a severance benefit consisting of a payment equal to three months’ salary. In addition, under the terms of the letter agreement Mr. Fitzgerald was issued a Company stock option to purchase 34,000 Common Shares. This option is scheduled to vest over four years following the date of grant, provided however, that the option will automatically become 100% vested in the event that the Company is acquired. Furthermore, in the event of a change in control, all unvested stock options currently held by Mr. Fitzgerald will become fully vested.

The Company has entered into a three-year employment agreement, dated January 7, 2004, with Mr. Fabrice Helliker, our Vice President of Engineering, which formalizes Mr. Helliker’s employment arrangements in connection with his relocation to San Diego, California, the Company’s corporate offices, from the United Kingdom. Pursuant to this letter agreement, Mr. Helliker is entitled to an annual salary, currently $200,000, and a discretionary bonus of up to $50,000 as determined by our Board of Directors. Mr. Helliker’s salary and bonus are reviewed annually on April 1. Mr. Helliker also received a relocation allowance of $80,000, which is to be paid in three installments, the first of which has already been paid with the other two installments due in January 2005 and January 2006. Mr. Helliker will receive one return trip to the United Kingdom for he and his family each year during his three-year employment with the Company; the costs of which will be borne by the Company. In addition, under the terms of the letter agreement Mr. Helliker was issued a Company stock option to purchase 200,000 Common Shares. This option is scheduled to vest over four years following the date of grant, with the first 25% of the options vesting on the anniversary of the grant date. Either Mr. Helliker or the Company may terminate the employment relationship at any time. Pursuant to the letter agreement, if Mr. Helliker is terminated without cause during the term of the letter agreement, the Company will pay his family’s moving expenses back to the United Kingdom and he will be entitled to a severance payment equal to three months’ salary. Furthermore, in the event of a change in control, 50,000 of the stock options held by Mr. Helliker, if unvested at the time of the change in control, will become fully vested.

We have entered into an employment agreement with Mr. Adrian Jones, our Senior Vice President, Worldwide OEMs and Alliances, dated January 28, 2004. Specific to the employment arrangement, Mr. Jones is entitled to an annual salary, currently $240,000, and may be eligible to receive an annual bonus, currently $110,000, based on the achievement of specific goals. Mr. Jones may receive additional bonus payments if these goals are exceeded. In addition, under the terms of the letter agreement Mr. Jones was issued a Company stock option to purchase 250,000 Common Shares. This option is scheduled to vest over four years following the date of grant, with the first 25% of the options vesting on the anniversary of Mr. Jones’ employment with the Company, provided however, that 100,000 options will automatically become vested in the event of a change in control of the Company and Mr. Jones is not offered a similar level position with the surviving entity. If, however, a change in control occurs before February 2005, the accelerated vesting of 100,000 options will occur regardless if Mr. Jones is offered a similar position of employment with the surviving entity. In addition, if at any time during Mr. Jones’ employment a change in control occurs and Mr. Jones is not offered a similar position with the surviving entity, Mr. Jones will be entitled to a severance benefit equal to one half of his annual salary plus one half of his annual bonus amount. Mr. Jones or the Company may terminate the employment relationship at any time. Pursuant to the letter agreement, if Mr. Jones is terminated without cause, then he will be entitled to a severance benefit equal to three months’ salary.

The Company has entered into an employment agreement dated January 12, 2004, with Mr. Patrick Clarke, our Vice President of EMEA (Europe, Middle East and Africa), through our subsidiary BakBone Software Limited. According to the letter agreement, Mr. Clarke is entitled to an annual salary, currently £130,000, and may be eligible to receive an annual bonus, currently £70,000, based on achievement of specific goals. Mr. Clarke may receive additional bonus payments if these goals are exceeded. The letter agreement also provides Mr. Clarke with a car allowance, as well as reimbursement of gasoline expenses and a partial reimbursement for car insurance. Mr. Clarke also received a relocation allowance of £20,000. In addition, under the terms of the letter agreement Mr. Clarke was issued a Company stock option to purchase 200,000 Common Shares. This option is scheduled to vest annually over four years with the first 25% of the options vesting on the anniversary of Mr. Clarke’s commencement of employment with the Company, provided however, that 75,000 options will become vested in the event that a change in control of the Company occurs and Mr. Clarke is not offered a similar position with the surviving entity. In addition, if a change in control occurs and Mr. Clarke is not offered a similar position with the surviving entity, Mr. Clarke will be entitled to a severance benefit equal to one quarter of his annual salary plus one quarter of his annual bonus amount. Either Mr. Clarke or the Company may terminate the employment relationship by providing three months notice to the other party, provided however, that the Company has no notice obligation if the termination is due to serious misconduct or breach of contract.

In the event of a change in control, 75,000 of the stock options held by Scott Petersen, the Company’s Vice President of North American Sales, will become fully vested if unvested at the time of the change in control.

In the event of a change in control, 55,000 of the stock options held by Howard Weiss, the Company’s Vice President of Pacific Rim, will become fully vested if unvested at the time of the change in control.

Compensation of Directors

Each of our non-employee directors is paid an annual retainer of $10,000, payable quarterly in arrears, $1,000 per Board meeting attended in person or $500 per Board meeting attended by teleconference and is reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings. The chairperson of each of our committees is entitled to receive $2,000 per annum for acting in such capacity and other committee members are entitled to receive $750 for each committee meeting attended. Upon their election to our Board of Directors, each of our non-employee directors is granted an initial option to purchase up to 150,000 Common Shares at the then fair market value pursuant to the terms of our 2003 Stock Option Plan. This option is fully vested on the date of grant. Our directors are also eligible for discretionary option grants under the terms of our 2003 Stock Option Plan. Please see the section titled “Stock Option Plan.”

Indemnification Agreements

We have also entered into indemnification agreements with each of our executive officers and directors containing provisions that may require us to, among other things, indemnify those executive officers and directors against certain liabilities that may arise by reasons of their status or service as executive officers or directors. The agreements also provide for us to advance to the executive officers and directors the expenses that they expect to incur as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future executive officers and directors.

STOCK OPTION PLAN

Our current stock option plan (the “2003 Stock Option Plan”) was adopted by our Board of Directors and approved by our Shareholders in July 2003. A total of 10,283,000 of our Common Shares are authorized and reserved for issuance under the 2003 Plan. This Share reserve is reduced at all times by the number of outstanding options previously granted under our prior option plans (the “Prior Plans”). In the event any option is terminated, forfeited or otherwise cancelled (including any outstanding option granted under the Prior Plans), the unexercised portion of the terminated option shall again be available for grant under the 2003 Stock Option Plan. The 2003 Plan provides for the grant of incentive stock options to employees (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) and for the grant of non-statutory stock options to employees, directors and consultants.

The 2003 Stock Option Plan is administered by our Board of Directors or a committee thereof. Presently, our Compensation Committee administers the 2003 Stock Option Plan. Subject to the provisions of the 2003 Stock Option Plan, our Board (or committee) has the authority to select the persons to whom options are granted and determine the terms of each option, including (i) the number of Common Shares covered by the option, (ii) when the option becomes exercisable, (iii) the per share option exercise price, which, in the case of incentive stock options, must be at least 100% of the fair market value of a Common Share as of the date of grant, and (iv) the duration of the option, which may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of a Common Share on the date of grant, and the term of the option may not exceed five years. The Board of Directors, or a committee of our Board, administering the 2003 Stock Option Plan has discretion to determine vesting schedule and exercise requirements, if any, of all options granted under the 2003 Stock Option Plan. However, the 2003 Stock Option

Plan provides that the Board of Directors, or a committee of our Board, may, in its sole discretion, accelerate the vesting and exercisability of any option granted under the 2003 Stock Option Plan in connection with a change in control or sale of substantially all of our assets. Our Board of Directors, or a committee of our Board, may also grant options under the 2003 Stock Option Plan which provide for alternative vesting upon the occurrence of a change in control. Subject to the term of the option, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. The Board of Directors, or a committee of our Board, in its discretion, may provide longer post-termination exercise periods, but in any event the option must be exercised no later than its expiration date.

The 2003 Stock Option Plan will continue in effect until July 17, 2013, unless earlier terminated by our Board of Directors. The Board of Directors, or a committee of our Board, may terminate or amend the 2003 Stock Option Plan at any time, provided that without Shareholder approval, the 2003 Stock Option Plan cannot be amended to increase the number of Shares reserved, change the class of persons eligible to receive incentive stock options or effect any other change that would require Shareholder approval under any applicable law.

As of June 30, 2004, options to purchase a total of 6,079,024 Common Shares at a weighted average exercise price of $1.63 per share were outstanding. Options granted under the 2003 Stock Option Plan will remain outstanding in accordance with their terms and our Board of Directors, or a committee of our Board, will continue to grant new options to any eligible individual in accordance with the terms and conditions of the 2003 Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of securities which are issuable upon exercise of outstanding convertible securities of the Company, the weighted-average exercise price of such convertible securities and the number of securities remaining available for future issuance under all equity compensation plans of the Company as of March 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders (1)	5,724,977	$1.62	4,141,063
Equity compensation plans not approved by securityholders	—	—	—
Total	5,724,977	$1.62	4,141,063
(1)	Consists of three plans: Our 2000 Stock Option Plan, 2002 Stock Option Plan and 2003 Stock Option Plan.

STOCK PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total Shareholder return (assuming an investment of $100 on March 31, 2000) on the Common Shares of the Company during the period ended March 31, 2004, with a cumulative total return of the S&P/TSX Composite Index (previously the TSE 300 Composite Index) and the S&P Small Cap Software and Services Index for the same period. March 31, 2000 is selected as the initial measurement date because prior to that date the Company was engaged in an unrelated line of business and, for a brief period, was a public shell corporation. The Company did not engage in its current line of business until the completion of certain reorganization transactions in March of 2000.

	March 31, 2000	March 31, 2001	March 31, 2002	March 31, 2003	March 31, 2004
Common Shares of BakBone	100	21	9	4	18
S&P/TSX Composite Index	100	74	75	66	100
S&P Small Cap Software and Services Index	100	60	72	47	74

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No executive officer, director, employee or former executive officer, director or employee of the Company or any of its subsidiaries, or any proposed nominee for election as a director of the Company, or any associate of any executive officer, director or proposed nominee for election as a director of the Company is, or has been at any time since the beginning of the most recently completed fiscal year of the Company, indebted to the Company or any of its subsidiaries, including any indebtedness under any securities purchase or other program, nor is, or at any time since the beginning of the most recently completed financial year of the Company has, any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

CORPORATE GOVERNANCE

The TSX requires that every listed company disclose its corporate governance practices annually and relate their corporate governance practices to each of the TSX’s guidelines (the “Guidelines”) relating to corporate governance matters. The Guidelines address such matters as the constitution and independence of boards of directors, the functions to be performed by boards and their committees, and the relationship among a corporation’s board, management and shareholders. All corporations listed on the TSX must annually disclose their approach to corporate governance with specific reference to each of the 14 specific Guidelines.

An “unrelated” or “independent” director is one who has no direct or indirect material relationship with the issuer. For the purposes of this discussion, a “material relationship” means a relationship which could, in the view of the Company’s Board of Directors, reasonably interfere with the exercise of a member’s independent judgment. An “outside director” is a director who is not a member of management. The Guidelines also make an informal distinction between inside and outside directors, an inside director being one who is an officer or employee of the corporation or any of its affiliates, and who is thus a “management” director.

For the purposes of the Guidelines, a “significant shareholder” is a shareholder with the ability to exercise a majority of the eligible votes for the election of directors. If a corporation has a significant shareholder, the TSX recommends that, in addition to a majority of unrelated directors, the board should include sufficient directors who do not have interests in or relationships with either the corporation or its significant shareholder, as to reflect fairly the proportionate investment in the corporation by shareholders other than the significant shareholder.

Presently, VantagePoint constitutes a “significant shareholder” of the Company, with representation of two members on the Company’s Board of Directors.

Mandate of the Board

The mandate of the Board of Directors is to supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In fulfilling its mandate, the Board, among other matters, is responsible for:

•	reviewing and assessing the operations of the Company with a view to ensuring the best performance is achieved;
•	reviewing and approving major development activities of the Company including major acquisitions, investments and divestitures outside the ordinary course of business;
•	approving operating and capital budgets;
•	reviewing and assessing the performance of the senior management including the Chief Executive Officer and the Chief Financial Officer;
•	reviewing and approving prospects for additional senior management positions;
•	reviewing and approving major financing activities;
•	reviewing and approving the annual and quarterly financial statements of the Company;
•	reviewing and approving compensation of the Chief Executive Officer and other senior executives;
•	reviewing the Company’s share compensation plan for employees, management and executives;
•	reviewing and approving any securities offerings; and
•	reviewing the internal control and management information systems.

Inherent in the mandate of the Board is the responsibility to review the Company’s strategic planning, risk management, succession planning (including appointing, training and monitoring senior management), Shareholder communications and the integrity of the Company’s internal control and management information systems. These matters are routinely dealt with by the Board throughout the year.

There were five meetings of the Board of Directors held in fiscal 2004. Six meetings of the Board are currently scheduled for fiscal 2005. All directors receive a quarterly report from the Company’s finance group containing an operations update, financial overview and other pertinent information, including a detailed comparison of the Company’s actual operations versus budgeted operations. The President and Chief Executive Officer and the Chief Financial Officer are regularly available for discussions with the directors concerning any questions or comments which may arise between meetings.

Board Composition

The Company’s Board of Directors consists of seven directors. The Board’s Nominations and Corporate Governance Committee’s recent nomination of Ian Bonner to our Board of Directors reflects its ongoing initiative to add industry-related strength to our Board. This Committee will continue to actively seek potential members who have significant industry experience in the Company’s area of operations. The relatively small size of the Board has enabled it to be extremely flexible with regard to scheduling meetings, including unplanned meetings, which are called in order to discuss significant transactions or events.

The proposed Board of Directors will consist of three independent directors and four related directors within the meaning of the TSX Report multilateral instrument 52-110 (“MI 52-110”) and the Nasdaq Marketplace Rules. The three independent directors will be: Mr. J.G. (Jeff) Lawson, Mr. Neil MacKenzie and Mr. Bruce Nakao.

In determining whether the directors are independent, the Board considered the guidelines prescribed by MI 52-110 and the Nasdaq Marketplace Rules, examined the factual circumstances of each director and concluded that the three individuals listed in the preceding paragraph were independent from management and were free from any interest and any business or other relationship which would or could reasonably be perceived to, materially interfere with their ability to act in the best interests of the Company. The Board notes that, while the current ratio of independent to non-independent directors is compliant under the existing TSX Guidelines and MI 52-110, this ratio is not compliant under the Nasdaq Marketplace Rules and that additional changes in the composition of the Board will need to take place prior to the Company’s listing on Nasdaq. Specifically, a majority of the Board members will need to be independent in order to comply with the requirements of the Nasdaq Marketplace Rules.

Currently the Board of Directors does not have a formal policy whereby Shareholders can send communications directly to the Board or any of its directors individually. The Company’s investor relations department receives all Shareholder communications and in the event communications are directed to any specific Board member or the whole of the Board, those communications are promptly forwarded to the appropriate individual(s).

Historically, the Board schedules a meeting to occur either immediately before or immediately after the Company’s Annual Meeting of Shareholders. The following Board members attended the last Annual Meeting of Shareholders held on July 17, 2003: Mr. Keith Rickard, Mr. Neil MacKenzie, Mr. J. G. (Jeff) Lawson and Mr. Archie Nesbitt.

During the fiscal year ended March 31, 2004, each director attended at least 75% of the total number of Board meetings, or committee meetings on which such director served, during that period.

Proportionate Representation

VantagePoint is the single largest Shareholder of the Company, constituting a “significant shareholder” under the TSX Guidelines, holding voting rights to approximately 22% of the Company’s issued and outstanding Shares, with Board representation in fiscal 2004 consisting of two members, Messrs. J. Stephan Dolezalek and Andrew Sheehan.

The three current independent and outside directors are: Mr. J.G. (Jeff) Lawson, Mr. Neil MacKenzie and Mr. Bruce Nakao. In addition, neither Mr. Keith Rickard, who is an insider, related director as the President and Chief Executive Officer of the Company, nor Mr. Archie Nesbitt, who is not an independent director solely by virtue of the fact that he previously received compensation from the Company, has any direct affiliation with VantagePoint. Approximately 78% of the equity shares of the Company are held by Shareholders other than VantagePoint (including Shares held by management, employees and directors) and the directors therefore believe that the membership on the Board of Directors of these three independent directors, plus Messrs. Rickard and Nesbitt, being five-sevenths of the total number of directors, sufficiently represents the investment in the Company by public shareholders.

Independence from Management

In order to ensure that the Board of Directors can function independently from management, there is only one member of management on the Board of Directors, Mr. Keith Rickard, the Company’s President and Chief Executive Officer. Further, the Audit Committee is comprised solely of independent directors, and no members of management are included on any of the Audit Committee, the Compensation Committee or the Nominations and Corporate Governance Committee. Mr. Rickard’s compensation, in particular, is discussed in his absence, as is the performance of the Company’s Chief Financial Officer with the Company’s Audit Committee and independent auditors.

BOARD COMMITTEES

The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Nominations and Corporate Governance Committee.

Audit Committee

The Audit Committee is presently composed entirely of directors who are both independent and financially literate in compliance with the requirements of MI 52-110. Each of the members of the Audit Committee are independent for purposes of the Nasdaq Marketplace Rules. The members of our Audit Committee are Messrs. Bruce Nakao, J.G. (Jeff) Lawson and Neil MacKenzie. Over the course of the past five years, Mr. Lawson has attended various securities conferences respecting GAAP, financial statements, the presentation of financial statements, proposed changes to GAAP, internal controls and procedures for financial reporting and audit committee functions. Mr. Lawson sits on the Local Advisory Committee to the Alberta Securities Commission, which addresses, among other things, financial reporting issues and proposed changes to the same. Mr. Lawson also sits on the Audit Committees of four Canadian public issuers, in addition to BakBone Software Incorporated. Mr. MacKenzie, in his capacity as a senior officer of a Canadian public company, as well as a director of three publicly traded Canadian companies, is familiar with the review and analysis of financial statements and documents relating thereto. Mr. Nakao, a former certified public accountant, has served as chief financial officer for three public companies in addition to holding a variety of senior financial positions over the past thirty years. Mr. Nakao is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission.

The committee is responsible for, among other things, reviewing the Company’s financial reporting procedures, internal controls and the performance of the Company’s external auditors. The Audit Committee has direct communication channels with the Company’s management and finance group, as well as with the Company’s external auditors to discuss and review specific issues as appropriate. The committee is also responsible for reviewing quarterly financial statements and the annual financial statements prior to their approval by the Board of Directors. The Audit Committee met four times in fiscal 2004. Mr. Nakao is the Chairman of the Audit Committee.

The Audit Committee has reviewed and discussed audited financials with management and discussed with its independent auditors the matters required by Statement on Accounting Standards 61 (Communication with Audit Committees). The Audit Committee has not received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees), but the Audit Committee has had an opportunity to discuss with the independent auditors any relationships that may impact the auditor’s independence and objectivity. Based on these discussions, the Audit Committee has satisfied itself as to the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

Audit Committee Charter

Attached as Schedule “A” to this document is the existing Charter of the Company’s Audit Committee.

The foregoing information has been provided by the members of the Audit Committee:

Bruce Nakao

J.G. (Jeff) Lawson

Neil MacKenzie

Compensation Committee

The Compensation Committee is composed of one independent director, Mr. J.G. (Jeff) Lawson, and two related directors, Messrs. Andrew Sheehan and Archie Nesbitt, although the related directors have no ties to management. The Compensation Committee reviews and makes recommendations to our Board of Directors concerning the compensation and benefits of our executive officers and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policies relating to compensation and benefits. The Committee also ensures that the Company complies with corporate and securities legislation with respect to executive compensation disclosure in the Company’s securities regulatory filings. The Committee generally holds one formal meeting each year in conjunction with the completion of the Company’s annual financial statements and the preparation of its budget for the upcoming fiscal year, and meets telephonically as required. The Compensation Committee met one time during the fiscal year ended March 31, 2004.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has ever been one of our officers or employees. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other entity, nor has any interlocking relationship existed in the past.

Report Of Compensation Committee

To:	The Shareholders of BakBone Software Incorporated

The Company’s total compensation package for Named Executive Officers and senior personnel is designed to be competitive with that provided by other publicly traded companies of similar size. The Company’s executive compensation policies are designed to attract and retain qualified individuals through a competitive level of compensation, as well as to recognize and reward individual and corporate performance. Executive compensation consists of base salary, benefits package, annual performance-based incentives, long-term stock options and perquisites. The Compensation Committee also provides guidance to the Board of Directors with respect to base option compensation and bonus compensation which may be allocated, on a discretionary basis, to the Company’s employees.

In setting annual compensation, the Compensation Committee has an ongoing dialogue with senior management of the Company and reviews management submissions as to proposed compensation for the Named Executive Officers and other senior personnel of the Company.

In April 2003, the Compensation Committee met independently of management to assess the current compensation of the Company’s executive management and to establish compensation parameters for the 2004 fiscal year. Also, in April 2004, the Compensation Committee met independently of management to assess the current compensation of the Company’s executive management and to establish compensation parameters for the 2005 fiscal year. In completing these reviews, the Compensation Committee assessed, among other things, (i) the current compensation levels within the Company as opposed to those in the industry generally, (ii) overall corporate performance versus budgeted or planned performance, and (iii) certain additional criteria that the Board of Directors had determined that the Company should either achieve or pursue in the upcoming fiscal year, with a view to establishing executive performance criteria that would be heavily weighted towards achieving certain defined corporate goals. Through this process, the Compensation Committee, as approved by the Board, continued a process that had effectively commenced in 2002 of tying executive compensation to established corporate performance targets. If these targets are met, then Shareholders stand to benefit through increased corporate revenues, and the incentive amounts paid out would be warranted in the circumstances. Given the Company’s small size and the experience of various Board members and management with similar sized companies, the Compensation Committee and Board of Directors have not traditionally relied on outside consultants in providing or assessing such information, and do not intend to do so in the near future.

Base Salaries

Executive officers’ salaries are reviewed annually and, as discussed, are established and adjusted, as required, taking into consideration individual salaries as compared to those paid to executives in other companies of comparable size within the Company’s peer group. The executive salaries of the Company are intended to provide fair compensation to senior management. Base salaries are also reviewed on an ongoing basis having regard primarily to the Company’s performance, but also having regard to changes in the industry (including in respect of variances in executive salaries at comparable companies), the Company’s current cash and revenue position, and general economic conditions. Ultimately, the goal of the Compensation Committee is to provide executive officers with “fair” base salaries, but to retain a significant weighting in overall executive compensation through variable compensation, to establish incentives for efficient and profitable corporate performance through a flexible bonus structure.

Bonus Plan

The Compensation Committee has recommended, and the Board has approved, that the Company continue utilizing a fairly formalized bonus compensation program initially established by the Company in fiscal 2003. On a year-to-year basis, senior management of the Company presents to the Board the proposed revenue and expense plans of the Company’s different operating divisions for the upcoming year. The key managers of these divisions are ultimately responsible for divisional performance, and the Company’s Chief Executive Officer, Mr. Keith Rickard, is ultimately responsible for the Company’s overall performance. Generally, executive officers must achieve a minimum of 80% of certain pre-prescribed bonus metrics prior to receiving any bonus in any fiscal quarter, with the aggregate bonus amounts increasing proportionately for performance over the 80% threshold. The metrics are generally tied to pre-determined revenue targets, as well as a prescribed contribution margin for the sales executives in the Company.

Determination of the Chief Executive Officer’s base salary is established having regard to the various factors set forth above under the heading “Base Salaries.” In particular, the Compensation Committee considers, on an annual basis, compensation paid to executives in other companies of comparable size within the Company’s peer group. The Compensation Committee also places a significant weighting on whether or not the Company has achieved its annual performance targets, as set out in the annual budget and financial plan presented to the Board of Directors. Ancillary considerations include the Company’s success in increasing revenues and expanding sales, as well as the overall performance of the Company’s executive management group, for which the Chief Executive Officer is directly responsible.

The bonus compensation of the Company’s Chief Executive Officer is determined on the same basis as the metrics for the various area managers, although the same are applied on an overall corporate basis. Accordingly, if the Company performs according to plan, and exceeds plan, then Mr. Rickard is entitled to receive bonus compensation; however, if certain operating divisions perform above plan, but “net” corporate performance is below plan, Mr. Rickard is not generally entitled to receive any incentive bonus payments. Mr. Rickard’s incentive bonus for the fiscal year ended March 31, 2004 has not yet been determined, but Mr. Rickard received incentive bonuses in the amounts of $120,000 for the fiscal year ended March 31, 2003 and $150,000 for the fiscal year ended March 31, 2002.

In addition to the foregoing formalized compensation parameters, from time to time, the Compensation Committee has recommended, and the Board has approved, certain discretionary compensation measures based on individual employee performance. By way of example, if certain individuals are instrumental in finalizing a significant revenue-generating transaction which contributes materially to the Company’s corporate objectives, then the Board has approved setting aside a percentage of the revenues earned, with the same allocated among the key employees responsible for the transaction. Notably, these discretionary payments do not generally extend to executive officers, and any such payments to executive officers would require the express approval of the Compensation Committee. To date, such payments have only been made to employees of the Company and not to executive officers.

Stock Option Plan

Directors, officers and employees are also eligible to participate in the Company’s stock option plan. Awards of stock options are made from time to time to participants at varying levels which are generally consistent with the individual’s level of responsibility within the Company. Options are priced either at market price or at the weighted average trading price of the Company’s Common Shares for the five trading days immediately preceding the date of grant. The term, vesting provisions and other provisions of the options are subject to the terms of the Plan and to the discretion of the Board of Directors.

The Plan is intended to provide the Board with the ability to issue options to provide the employees, officers and directors of the Company with long-term equity-based performance incentives, which are a key component of the Company’s compensation strategy. The Company believes it is important to align the interests of management and employees with Shareholder interests and to link performance compensation to enhancement of Shareholder value. This is accomplished through the use of stock options whose value over time is dependent on market value. The Board of Directors of the Company determined in fiscal 2003 that the maximum dilutive impact of outstanding stock options shall not exceed 12.75% of the issued and outstanding Common Shares of the Company (on a fully diluted basis) and, accordingly, the Compensation Committee believes that this plan is generally as restrictive or more restrictive than the majority of comparable plans of other companies in the comparison group. There is no current proposal by the Compensation Committee to expand the scope of the Company’s existing stock option plan.

The Compensation Committee of the Company and the Board as a whole have also approved general parameters of acceptable option grants to executive officers and employees generally within the Company. Any variance from these parameters would require Board approval. In conjunction with its annual compensation review, the Compensation Committee provides recommendations to the Board of Directors respecting annual option grants to executive officers and Board members.

Summary

The Company’s operations have continued to exhibit significant growth over the past three years, with significant increases to the Company’s infrastructure, meaning there have been increased expenses for the Company at all levels. The Compensation Committee and the Board of Directors as a whole, believe that certain expenses are necessary in order to ensure the Company is in a position to continually upgrade its product offerings and to provide services to its customers so as to remain competitive in the marketplace. On a going forward basis, the Compensation Committee’s mandate, in conjunction with management, is to continue to structure the compensation policies of the Company such that they recognize the contributions of existing personnel and also allow the Company to attract and retain a group of employees who are motivated to increase revenues and contribute to the Company’s success.

The foregoing report has been made by the members of the Compensation Committee:

Andrew Sheehan

J.G. (Jeff) Lawson

Archie Nesbitt

Nominations and Corporate Governance Committee

The Nominations and Corporate Governance Committee identifies prospective candidates for the Board of Directors, recommends nominees for election to our Board, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to the Board, and provides oversight in the evaluation of the Board and each committee. The Nominations and Corporate Governance Committee is composed of one independent director, Mr. J.G. (Jeff) Lawson, and two related directors, Messrs. Andrew Sheehan and J. Stephan Dolezalek, although the related directors have no ties to management. Following the Annual Meeting, Mr. Dolezalek will not continue as a member of the Nominations and Corporate Governance Committee.

Historically, the Company has not had a formal policy concerning Shareholder recommendations to the Nominations and Corporate Governance Committee. To date, the Company has not received any recommendations from Shareholders requesting that the Nominations and Corporate Governance Committee consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Committee will consider this matter fully during the upcoming year with a view to adopting and publishing a policy on Shareholder recommendations for director nominees prior to the 2005 Annual Meeting of Shareholders.

In evaluating director nominees, the Committee considers the following factors:

•	the appropriate size of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, finance or administration, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting and regulatory rules and practices; and

•	the desire to balance the benefit of Board continuity with the value derived from the fresh perspective provided by adding complimentary members to the Board.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominations and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its Shareholders. The Committee does, however, believe it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Mr. Lawson, who is also a securities law practitioner, has been appointed as the person responsible for ensuring corporate governance matters are reviewed by the Board and that procedures recommended in the guidelines established in the TSX Report are followed, where appropriate. Mr. Lawson also liaises directly with the Company’s finance group and independent U.S. counsel with respect to U.S. securities compliance matters. The Nominations and Corporate Governance Committee met five times during fiscal 2004.

The Nominations and Corporate Governance Committee does not currently have a formal charter, but the Committee plans to adopt a charter prior to the 2005 Annual Meeting of Shareholders.

Decisions Requiring Board Approval

In addition to those matters which must by law be approved by the Board, the Board approves dispositions, acquisitions or investments which are outside the ordinary course of business of the Company. The Board reviews and approves operating and capital budgets. The Board also reviews the recommendations of the Compensation Committee as to the adequacy and form of compensation proposed for the Company’s executive officers, as well as the compensation of the directors to ensure that compensation realistically reflects the responsibilities and risks involved in being an effective director. The Board also approves changes in senior management. The directors have access to management and the Company’s advisors in order to assist in their understanding of proposed Board actions and the implications of voting for or against such actions. In addition, Committees of the Board are authorized by the Board from time to time and as appropriate to retain outside advisors at the Company’s expense.

The Board receives quarterly reports on the Company’s operating activities. Given the fact that the Board reviews and approves a proposed budget plan with management and receives regular updates on the same, the Board has not felt it necessary to develop a description of the definition of limits to management’s responsibilities. However, through the budget planning process, management and the Board generally establish certain corporate objectives which the Company is to achieve and the compensation of the Chief Executive Officer is tied, in part, to the Company meeting these corporate objectives. Accordingly, with respect to establishing specific corporate objectives for the Company and the Chief Executive Officer, the Board is satisfied that such objectives (both long and short term) are appropriately dealt with by a strategic advisory committee that consults with management, with such objectives regularly discussed at Board meetings. As a result of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for any activities outside the normal course of business.

Board Performance

It is presently the responsibility of the Board as a whole to ensure the effective operation of the Board and to ensure the Board discharges its responsibilities. Because of the relative youth of the Company and the small size of the Board of Directors, it has not been necessary to create formal committees or to convene specific meetings to assess the effectiveness of the Board as a whole, the committees of the Board or the contribution of individual directors and the quality of information provided to the Board. However, the Board, in fiscal 2003, expanded the role of the Nominations and Corporate Governance Committee of the Company to also address nominations to the Board of Directors and this committee is now responsible for assessing the overall composition of the Board and, as required, to propose new nominees to the Board. The Board does not have in place a formal orientation and education program for new director recruits. However, issues regarding insider trading, corporate governance, quality of information, suggestions regarding the appointment of new directors and issues regarding Board performance have been raised and have been regularly explored at meetings of the Board of Directors. The Compensation Committee of the Board also assesses performance of individual Board members on an informal basis.

Shareholder Feedback

The Company has an investor relations representative employed in-house who, working primarily with the Company’s Chief Financial Officer and other senior executives of the Company, responds to all Shareholder inquiries. To date, the Company believes that all Shareholder inquiries have been dealt with in a manner satisfactory to Shareholders.

Expectations of Management

The Board of Directors expects management, among other things, to work diligently towards enhancing the Company’s performance by ensuring that existing operations are managed prudently and that the Company continues to expand operations only if justified by satisfactory revenues, such that the Company’s overall operations continue to grow in profitability. It is expected that management will provide the Board with all pertinent information regarding the operations and corporate development activities of the Company so that the Board can properly assess whether these goals are being met. Management believes that the Board of Directors has been kept fully informed of the Company’s activities. Management is expected and strives to provide as much information as is required or requested to ensure that the Board can participate actively in important discussions on the Company’s future, discussions regarding strategic planning and discussions regarding the assessment of performance. The Board of Directors expects management to be completely forthcoming with respect to its assessment of opportunities and performance so that the Board can make reasoned decisions regarding same.

The Board will continue to monitor the nature of the information requested by and provided to the Board so that it is able to determine if the Board can be more effective in identifying issues and opportunities for the Company, and without charge to Shareholders of the Company.

Comparisons with TSX Guidelines

In addition to the narrative discussion above, set out below is a specific comparison of the Company’s existing alignment to the Corporate Governance Guidelines:

Guidelines	Comments
1. The Board should explicitly assume responsibility for stewardship of the Company and specifically for:

(a) adoption of a strategic planning process;	The Board as a whole retains responsibility for generating a long range or strategic plan for the Company on an annual basis. Management of the Company is responsible for preparing and providing to the Board a proposed budget for each fiscal year, which provides, in part, a guideline for strategic planning. The Board also provides input to management on the general direction of the business and affairs of the Company, including matters such as material acquisitions or divestitures and potential changes to the Company’s sales and product focus. In fiscal 2003, the Board also mandated that management commence a longer-term planning process, to augment the planning that is done in conjunction with the Company’s budget process.

Guidelines	Comments

(b) identification of principal risks and implementing risk-managing systems;	The full Board is responsible for monitoring the Company’s risks. Specific risk areas are also monitored by the Audit Committee.

(c) succession planning and appointing, training and monitoring of senior management;

The Board has, over the course of the past two fiscal years, has had ongoing discussions with senior management respecting succession planning, in particular, in regard to the Company’s President and Chief Executive Officer. Succession planning for certain other key individuals within the Company’s organizational structure is also addressed at regular Board meetings through each fiscal year.

The Compensation Committee of the Board plays a special role in evaluating senior officers, including, in particular, the Company’s Chief Executive Officer, and recommending compensation levels and arrangements to the Board.

The Compensation Committee of the Board is responsible for, among other things, working with the Chief Executive Officer and the Board in developing succession plans for the entire management group.

The duties of the Audit Committee include monitoring performance of the Chief Financial Officer and finance group of the Company, in conjunction with the President and Chief Executive Officer, and to advise the Board of any necessary changes required.

(d) a communications policy; and	The Board has adopted a formal Disclosure Policy, which seeks effective communication between the Company, its Shareholders and the public, while ensuring avoidance of selective disclosure. Currently, the Company’s investor relations representative is the person primarily responsible for responding to all inquiries.

(e) integrity of internal controls and management information systems.	The Board has, through its Audit Committee, established the necessary oversight of management to implement and maintain systems of internal controls and information systems appropriate to the size and scope of the Company. Management formally reports to the Board at least monthly. The Audit Committee has engaged the Company’s auditors to review interim financial disclosure, and new hires are being made within the Company’s financial group to proceed with required internal control testing under applicable securities law requirements.

Guidelines	Comments

2.      The majority of directors should be unrelated (independent of management and free from any conflict of interest), and in addition, if the Company has a significant shareholder, the Board should include a number of directors who are independent of that significant shareholder.

At present, the Company has three of seven independent directors, although only one director is part of management. VantagePoint is considered to be a “significant shareholder” with representation of two members on the Board of Directors. Approximately 78% of the equity shares of the Company are held by public shareholders and the composition of five directors on the Board of seven members, which five members have no relationship to VantagePoint, sufficiently represents the investment in the Company by public shareholders.

3. Disclose for each director, whether he or she is unrelated, or if not, how he or she is related and how that conclusion was reached.

Keith Rickard—Related director—President and Chief Executive Officer of the Company, is part of management.

J. Stephan Dolezalek—Related director—Managing Director of VantagePoint, which is the Company’s single largest shareholder.

J.G. (Jeff) Lawson—Independent, unrelated director.

Neil MacKenzie—Independent, unrelated director.

Bruce Nakao—Independent, unrelated director.

Archie Nesbitt—Related director, as a result of Mr. Nesbitt formerly having received compensation from the Company.

Andrew Sheehan—Related director—Managing Director of VantagePoint, which is the Company’s single largest shareholder.

4. The Board should appoint a committee, composed exclusively of non-management directors, the majority of whom are unrelated, responsible for the appointment and assessment of directors	Given the small size of the Company and the Board, the Board as a whole is presently responsible for the assessment and appointment of directors, although the Compensation Committee, which is composed exclusively of non-management directors, does assist in the assessment of overall Board composition and the pursuit of new directors. Two of the directors on this committee, Messrs. Dolezalek and Sheehan, are considered “related,” given their affiliation with VantagePoint, which is a “significant shareholder” of the Company. Mr. Lawson is considered independent.

5.      Every corporation should implement a process to be carried out by the nominating committee or other appropriate committee for assessing the effectiveness of the Board, its committees and of individual directors.

The Board as a whole has an informal process in place for assessing the effectiveness of the Board, the committees of the Board and the contributions of individual directors. The process is used with respect to both the appointment of new and the assessment of continuing directors.

Guidelines	Comments

In addition, the Nominations and Corporate Governance Committee, comprised entirely of unrelated and outside directors, is responsible for developing job descriptions for Board Members and committee chairmen as well as terms of reference for the various committees.

6. Every corporation should provide orientation and education programs for new directors.	No formal orientation programs are in place, although new directors are provided opportunities to meet with management and receive reports relating to the Company’s business and affairs. Responsibilities of the chairman of each committee of the Board of Directors include liaising between the Board and President and Chief Executive Officer, which assists with this process.

7. Every corporation should examine the size and, where appropriate, consider reducing the size of the Board with a view to improving effectiveness.	The Company has examined the current and proposed size of the Board of Directors and is of the view that, given the small size of the Board, and the Board’s ability to meet on relatively short notice, the current size of the Board both promotes effectiveness and efficiency, while at the same time providing sufficient resources to adequately direct the business and affairs of the Company.

8. The Board should review the adequacy and form of compensation of the directors in light of risks and responsibilities.	The Compensation Committee, on an annual basis, reviews the adequacy and form of compensation of the directors of the Company in light of the ongoing risks and responsibilities to which directors are subject. The Committee considers the time commitment, comparative fees and responsibilities in determining remuneration. Currently, compensation to Board members consists of an annual retainer of $10,000, payable quarterly in arrears, plus payments for attendance at the Company’s Board meetings. Board members also participate in the Company’s stock option plan, although the plan is directed more towards executive compensation than Board compensation.

9. Committees should be generally composed of non-management directors, the majority of whom are unrelated to management.

All the committees of the Board are composed of non-management directors. The following list sets forth those Board committee members who are either independent or related:

Audit Committee

    Bruce Nakao, Chairman—independent

    J.G. (Jeff) Lawson—independent

    Neil MacKenzie—independent

Guidelines	Comments

Compensation Committee

    Andrew Sheehan, Chairman—related

    Archie Nesbitt—related

    J.G. (Jeff) Lawson—independent

Nominations and Corporate Governance Committee

    J.G. (Jeff) Lawson—independent

    J. Stephan Dolezalek—related

    Andrew Sheehan—related

10. The Board should expressly assume responsibility for, or appoint a committee for, developing the Company’s approach to corporate governance issues.	The Board of Directors has established a three member Nominations and Corporate Governance Committee comprised solely of directors unrelated to management. The committee has the responsibility of developing and monitoring the Company’s approach to corporate governance issues.

11. (a) The Board, together with the CEO, should develop position descriptions for:

(i) the Board; and	The Nominations and Corporate Governance Committee has been assigned the responsibility for developing job descriptions for Board Members, the Board Chairman and committee chairmen as well as terms of reference for the committees of the Board.

(ii) the CEO, including the limits to his responsibilities	The Compensation Committee has been assigned the responsibility for developing a job description for the President and Chief Executive Officer.

(b) The Board should approve the CEO’s corporate objectives.	The Chief Executive Officer’s objectives are generally set out and agreed upon in establishing the Company’s budget and performance targets for each fiscal year, which are regularly discussed at Board meetings.

12. The Board should establish structures and procedures to enable the Board to function independently of management.	Each of the existing committees of the Board are comprised entirely of non-management directors who meet, as required, without management present. Both the Audit Committee and the Compensation Committee regularly meet without any members of management present.

13.    The Board should establish an Audit Committee, composed only of outside directors, with specifically defined roles and responsibilities, direct communication channels with the internal and external auditors and oversight responsibility for management reporting on internal control.

The Audit Committee is comprised entirely of independent, outside directors, none of whom is part of management. The Audit Committee’s mandate includes:

-        quarterly review and approval of public financial statements, in consultation with the Company’s outside auditors, and oversight of the process leading to the release of the same;

Guidelines	Comments

-        review and approval of annual financial statements and the Company’s annual report;

-        providing procedures for developing quality and timely financial reporting and systems;

-        monitoring the performance of the Company’s Chief Financial Officer and finance group and to advise the Board of any perceived changes required; and

-        ensuring internal control procedures and security of management information systems.

14.    The Board should implement a system to enable individual directors to engage outside advisors at the Company’s expense, in appropriate circumstances, subject to the approval of the appropriate committee.

Should the need ever arise, the Board has formerly determined that it or any of its committees may retain outside advisors independent of the Company’s regular advisors.

INTERESTS OF CERTAIN PERSONS AND COMPANIES IN MATTERS TO BE ACTED UPON

Management of the Company is not aware of any material interest of any director or nominee for director, or senior officer or anyone who has held office as such since the beginning of the Company’s last financial year or of any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting other than the election of directors or the appointment of auditors, or except as disclosed elsewhere in this Information Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Management of the Company is not aware of any material interest, direct or indirect, of any director, officer, promoter, insider or member of management of the Company or any person owning, directly or indirectly, more than 10% of the Company’s Shares, or any associate or affiliate of any such person in any transaction within the most recently completed fiscal year, or any proposed transaction which in either case has materially affected or will materially affect the Company, other than as disclosed below or elsewhere herein.

In July of 2003, the Company completed a private placement of 22,000,000 Preferred Shares to entities associated with VantagePoint in exchange for an aggregate purchase price of $15,620,000 in cash. Two of the Company’s directors, J. Stephan Dolezalek and Andrew Sheehan, are managing directors of VantagePoint Venture Partners. The holders of Preferred Shares have certain preferred rights in electing the directors of the Company, and have a priority over holders of Common Shares in the event of the bankruptcy or insolvency of the Company. See “Election of Directors.”

OTHER MATTERS

Management of BakBone knows of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting accompanying the Information Circular. However, if any other matter properly comes before the Meeting, the forms of proxy furnished by BakBone will be voted on such matters in accordance with the best judgment of the person or persons voting the proxy.

CERTIFICATION

The contents and sending of this Information Circular have been approved by the Board of Directors of BakBone.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made, and constitutes full, true and plain disclosure of all material facts relating to the particular matters to be acted upon by the Shareholders.

DATED this 26th day of July, 2004.

BAKBONE SOFTWARE INCORPORATED

(signed) “Keith Rickard”	(signed) “John Fitzgerald”
President and Chief Executive Officer	Chief Financial Officer

SCHEDULE A

BAKBONE SOFTWARE INCORPORATED

AUDIT COMMITTEE CHARTER

The Charter:

This charter establishes procedures which are designed to assist and govern the Audit Committee, a committee of the Board of Directors (the “Board”), of BakBone Software Incorporated (the “Company”) in overseeing the financial reporting process and the internal control structure on behalf of the Board of the Company.

This charter has been approved by the directors of the Company.

Definitions Used in this Policy

Certain defined terms used in this policy are set out in Schedule “A.”

Terms of this Policy

If there is any question or concern with respect to the application of this charter to any member of the Audit Committee or to any particular circumstance, the Company’s legal counsel should be contacted for guidance.

PART I

GENERAL FUNCTIONS, AUTHORITY, AND ROLE

1.    General Function

The Audit Committee is a committee of the Board appointed to assist the Board in monitoring: (i) the integrity of the financial statements of the Company; (ii) compliance by the Company with legal and regulatory requirements related to financial reporting; (iii) qualifications, independence and performance of the Company’s independent auditors; and (iv) performance of the Company’s internal controls and financial reporting process.

2.    Authority

The Audit Committee has the authority to conduct or authorize investigations into any matters within its scope of responsibilities, with full access to all books, records, facilities and personnel of the Company, its auditors and its legal advisors. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the Audit Committee has the authority to independently retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the Company, its independent legal counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee also has the power to create specific sub-committees with all of the investigative powers described above.

The Audit Committee, as representatives of the Company’s shareholders, have the ultimate authority and responsibility to evaluate the independent auditor, and to nominate annually the independent auditor to be proposed for shareholder approval, and to determine appropriate compensation for the independent auditor.

In the course of fulfilling its specific responsibilities, the Audit Committee must maintain free and open communication between the Company’s independent auditors, Board and management of the Company. The responsibilities of a member of the Audit Committee are in addition to such member’s duties as a member of the Board.

3.    Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, and in accordance with GAAP. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor (other than disagreements regarding financial reporting), or to assure compliance with laws and regulations or the Company’s own policies.

PART II

COMPOSITION

1.    Members

The Audit Committee will comprise at least three members of the Board, appointed annually, each of whom is affirmatively confirmed as independent by the Board, with such affirmation disclosed in the Company’s annual circular.

2.    Financial Expert

The Board will elect, by a majority vote, one member as chairperson. The Board will also use its reasonable best efforts, within the next fiscal year, to appoint designate one person as a Financial Expert on the Audit Committee. The Board may elect to appoint one member of the Board to act as both chairperson and Financial Expert.

3.    Independence

The membership of the Audit Committee will meet all independence and financial literacy and experience requirements of the Exchange or similar requirements of such other securities exchange or quotations system or regulatory agency as may from time to time apply to the Company.

4.    Exceptions to Independence

In its discretion, the Board may, under the following limited circumstances, appoint an individual to the Audit Committee under an exception to the independence requirements:

(a)    one member of the Audit Committee may be a shareholder or a representative of a controlling group if the member satisfies the “no compensation” requirement, as described below, is only an observer and a non-voting member of the Audit Committee, and is not an executive officer of the Company;

(b)    one member of the Audit Committee can also be a representative of a foreign government or foreign governmental entity, if the member satisfies the “no compensation” requirement, as described below, and is not an executive officer of the Company; and

(c)    the Audit Committee may also consist of a board of auditors or statutory auditors if that board operates under legal or listing provisions that are intended to provide oversight of the Company’s independent auditors, and no membership of the board is an executive officer of the Company.

If the Company utilizes any of these exceptions, it must disclose this fact in its proxy statement or information statement relating to the election of directors, and disclose this fact (or incorporate such disclosure by reference) in its annual report. Such disclosure should also include whether and how the Company’s reliance on the applicable exception would materially adversely affect the ability of the Audit Committee to act independently and to satisfy the other corporate governance requirements.

5.    “No Compensation” Requirement

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept any consulting, advisory, or other compensatory fee from the Company, and may not be an affiliated person of the Company or any subsidiary thereof, unless otherwise approved by a majority of the Board of Directors.

PART III

DUTIES AND RESPONSIBILITIES

1.    Meetings

The Audit Committee will meet quarterly or as often as may be deemed necessary or appropriate in its judgment, either in person or by telephone. The Committee will generally endeavor to meet on a day different than the regularly scheduled board meetings to allow time for in-depth discussion.

In addition, the Audit Committee will meet with the independent auditor at least quarterly, either in person or by telephone.

2.    Reporting Responsibilities

The Audit Committee will provide to the Board proper minutes of any meetings of the Committee and report any and all actions taken by the Audit Committee to the Board with such recommendations as the Committee may deem appropriate.

3.    Charter Evaluation

The Audit Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

4.    Whistleblower Mechanisms

The Audit Committee will adopt and review annually a mechanism through which employees and others can directly and anonymously contact the Audit Committee with concerns about accounting and auditing matters. The mechanism must include procedures for responding to, and keeping of records of, any such expressions of concern.

5.    Independent Auditor

The Audit Committee will nominate annually the independent auditor to be proposed for shareholder approval and approve the compensation of the independent auditor, and evaluate the performance of the independent auditor.

In addition, the Audit Committee will establish policies and procedures for the engagement of the independent auditor to provide non-audit services and ensure that the independent auditor is not engaged for any activities not allowed by the Commission or the Exchange on which the Company’s securities are traded.

The Audit Committee must ensure that the independent auditor is not engaged in any of the following types of non-audit services contemporaneous with the audit of the Company:

(a)	bookkeeping or other services related to accounting records or financial statements of the Company;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contributions-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	any management or human resources function;

(g)	broker, dealer, investment advisor, or investment banking services;

(h)	legal services; and

(i)	expert services related to the auditing service.

To minimize relationships which could appear to impair the objectivity of the independent auditor, it is the Committee’s practice to restrict the non-audit services that may be provided to the Company by the Company’s independent auditor primarily to tax services and merger and acquisition due diligence and integration services. The Company will obtain such limited non-audit services from the Company’s auditor only when the services offered by the auditor’s firm are more effective or economical than services available from other providers, and, to the extent possible, only following competitive bidding for such services.

6.    Independence Test

The Audit Committee will take reasonable steps to confirm the independence of the independent auditor, which shall include:

(a)    ensuring receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the Company, consistent with the Independence Standards Board Standard No. 1 and other related regulatory body standards;

(b)    considering and discussing with the independent auditor any relationships or services, including non-audit services, that may impact the objectivity and independence of the independent auditor; and

(c)    as necessary, taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor.

7.    Hiring Practices

The Committee has adopted the following practices regarding the hiring by the Company of any partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit assurance to the Company’s independent auditor on any aspect of their certification of the Company’s financial statements. “Audit assurance” includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

(a)    No member of the audit team that is auditing a BakBone business can be hired into that BakBone business or into a position to which that business reports for a period of two years following association with that audit.

(b)    No former employee of the independent auditor may sign a BakBone or BakBone affiliate’s SEC filing for five years following employment with the independent auditor.

(c)    No former employee of the independent auditor may be named a BakBone or major affiliate officer for three years following employment by the independent auditor.

(d)    BakBone’s CFO must approve all executive-band and higher hires from the independent auditor.

(e)    BakBone’s CFO shall report annually to the audit committee the profile of the preceding year’s hires from the independent auditor.

8.    Process for Handling Complaints about Accounting Matters

As part of the board’s procedure for receiving and handling complaints or concerns about the Company’s conduct, the Committee has established the following procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by BakBone employees of concerns regarding questionable accounting or auditing matters.

(a)    All complaints respecting accounting, internal accounting controls or auditing matters will be sent to the chair of the audit committee.

(b)    All complaints will be tracked on a separate board of directors’ ombuds docket, but handled by the Company’s ombuds, finance and legal staffs in the normal manner, except as the Audit Committee may request.

(c)    The status of the specially docketed complaints will be reported on a quarterly basis to the chair of the Audit Committee, to the Committee and, at the discretion of the Committee, to the full board.

(d)    The Audit Committee chair may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to them.

No employee shall retaliate or take any adverse action against anyone for raising or helping to resolve an integrity concern.

9.    Meeting Procedures

The Audit Committee shall notify the independent auditor of every Audit Committee meeting and permit the independent auditor to appear and speak at those meetings. At the request of the independent auditor, the Audit Committee will convene a committee meeting to consider matters the independent auditor believes should be brought to the attention of the Board or shareholders.

The Audit Committee will keep and record minutes of its meetings and report to the Board for approval of any actions taken or recommendations made.

10.    Restrictions

The Audit Committee must ensure that no restrictions are placed by management on the scope of the independent auditors’ review and examination of the Company’s accounts and that no officer or director attempts to fraudulently influence, coerce, manipulate or mislead any accountant engaged in auditing of the Company’s financial statements.

PART IV

OTHER PROFESSIONAL CONSULTING SERVICES

1.    Engagement Review

As necessary, the Audit Committee shall consider with management the rationale and selection criteria for engaging professional consulting services firms by selecting, evaluating and approving professional consulting services engagements.

PART V

AUDIT REVIEW PROCESS AND PROCEDURES

1.    Audit Scope

The Audit Committee shall consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

2.    Review Process and Results

The Audit Committee will consider and review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented from time to time and review and discuss with management and the independent auditor at the completion of the annual examination:

(a)	the Company’s audited financial statements and related notes;

(b)	the Company’s MD&A and news releases related to financial results;

(c)	the independent auditor’s audit of the financial statements and its report thereon;

(d)	any significant changes required in the independent auditor’s audit plan;

(e)	any non-GAAP related financial information;

(f)	any serious difficulties or disputes with management encountered during the course of the audit; and

(g)   other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under generally accepted auditing standards.

The Audit Committee will review, discuss with management and approve annual and interim quarterly financial statements prior to public disclosure.

The Audit Committee will review and discuss with management and the independent auditor the adequacy of the Company’s internal controls that management and the Board have established and the effectiveness of those systems, and inquire of management and the independent auditor about significant financial risks or exposures and the steps management has taken to minimize such risks to the Company.

The Audit Committee will meet separately with the independent auditor and management, as necessary or appropriate, to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately with the Audit Committee.

The Audit Committee will review and discuss with management and the independent auditor the accounting policies which may be viewed as critical, including all alternative treatments for financial information within GAAP that have been discussed with management, and review and discuss any significant changes in the accounting policies of the Company and industry accounting and regulatory financial reporting proposals that may have a significant impact on the Company’s financial reports.

The Audit Committee will review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

The Audit Committee will review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

The Audit Committee will review with the Company’s legal counsel legal matters that may have a material impact on the financial statements, the Company’s financial compliance policies and any material reports or inquiries received from regulators or governmental agencies related to financial matters.

3.    Review of Earnings Releases and Information Provided to Analysts and Rating Agencies

The CFO shall review earnings releases with the chair of the Committee prior to their release to the public. Prior to the event, the CEO or the CFO shall review with the Committee, or the full board, the substance of any presentations to analysts or rating agencies which constitute a shift in Company strategy or outlook. In addition, the CEO or CFO shall review subsequently with the Committee, or the full board, a summary of major presentations that have been given to analysts or rating agencies that do not constitute a shift in strategy or outlook.

PART VI

SECURITIES REGULATORY FILINGS

1.    Applicable Filing Review

The Audit Committee will review filings with the Commission and other published documents containing the Company’s financial statements.

In addition, the Audit Committee will review, with management and the independent auditor, prior to filing with regulatory bodies, the interim quarterly financial reports (including related notes and MD&A) at the completion of any review engagement or other examination. The designated Financial Expert of the Audit Committee (if any) may represent the entire Audit Committee for purposes of this review.

2.    Quarterly Review of CEO and CFO Certification Process

In addition to the foregoing, the Committee will review the process for the CEO and CFO quarterly certifications required by the SEC with respect to the financial statements and the Company’s disclosure and internal controls, including any material changes or deficiencies in such controls. The Committee shall also meet at least once a year with the corporate disclosure committee responsible for reviewing the Company’s disclosure controls and procedures.

PART VII

RISK ASSESSMENT

1.    Financial Risk Exposure Review

The Audit Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures by assessing risk areas and policies to manage risk, which include, without limitation, environmental risk, insurance coverage and other areas as determined by the Board from time to time.

PART VIII

AMENDMENTS TO AUDIT COMMITTEE CHARTER

1.    Policy Review and Oversight

The Company will review this charter annually to ensure that it is achieving its purpose. Based on the result of the review, the charter may be revised accordingly. The Chief Financial Officer of the Company shall be responsible for initiating the annual review.

SCHEDULE “A”

DEFINITIONS

“Commission” means the British Columbia, Alberta and Ontario Securities Commissions and the SEC;

“Financial Expert” means an individual with: (i) an understanding of financial statements, GAAP, internal controls and procedures for financial reporting and audit committee functions; (ii) the ability to assess GAAP principles in connection with the accounting for estimates, accrual and reserves; and (iii) experience in preparing, auditing, analyzing or evaluating financial statements that present a level of complexity comparable to that which can be reasonably expected to be raised by the Company’s financial statements;

“Exchange” means The Toronto Stock Exchange and any other stock exchange on which securities of the Company are listed from time to time;

“GAAP” means Canadian or U.S. generally accepted accounting principles as applicable;

“SEC” means the U.S. Securities and Exchange Commission.

BAKBONE SOFTWARE INCORPORATED

Instrument of Proxy

For the Annual Meeting of Shareholders

The undersigned holder of Series A Preferred Shares of BakBone Software Incorporated (the “Company”) hereby appoints Keith Rickard, of the City of San Diego, in the State of California, President and Chief Executive Officer of the Company or, failing him, John Fitzgerald, of the City of San Diego, in the State of California, the Chief Financial Officer of the Company, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend and act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the “Meeting”), to be held on August 19, 2004, and at any adjournment thereof, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder’s discretion, except as otherwise specified below.

The Board of Directors recommends a vote FOR the following proposal.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

1.	FOR ☐ the following two nominees for the two seats on the Board of Directors that the holders of Series A Preferred Shares are entitled to elect to serve until the 2005 Annual Meeting of Shareholders:

Ian Bonner

Andrew Sheehan

or WITHHOLD  ☐ only those nominees listed above that have a line written through their name.

THIS INSTRUMENT OF PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE SHARES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED AND, WHERE THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO THE ABOVE MATTERS, WILL BE VOTED AS DIRECTED ABOVE OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF THE ABOVE MATTERS.

EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXYHOLDER, OTHER THAN THE PERSONS DESIGNATED ABOVE, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND TO ACT FOR SUCH SHAREHOLDER AND ON SUCH SHAREHOLDER’S BEHALF AT THE MEETING. TO EXERCISE SUCH RIGHT, THE NAMES OF THE NOMINEES OF MANAGEMENT SHOULD BE CROSSED OUT AND THE NAME OF THE SHAREHOLDER’S APPOINTEE SHOULD BE LEGIBLY PRINTED IN THE BLANK SPACE PROVIDED.

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN.

Dated this day of , 2004	(signature of shareholder)

(signature of shareholder) (if joint owners)

(name of shareholder)

(number of common shares being voted)

NOTES:

1.	If the Shareholder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized. If shares of stock are held jointly, both or all of such persons should sign.

2.	This instrument of proxy must be dated and the signature hereon should be exactly the same as the name in which the shares are registered. If the proxy is not dated in the above space, it is deemed to bear the date on which it is mailed by the person making the solicitation.

3.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

4.	This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of the Secretary of the Company c/o CIBC Mellon Trust Company, 600 The Dome Tower, 333—7th Avenue S.W., Calgary, Alberta, T2P 2Z1, not less than 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time set for the holding of the Meeting or any adjournment thereof. A proxy is valid only at the Meeting in respect of which it is given or any adjournment of that Meeting.

BAKBONE SOFTWARE INCORPORATED

Instrument of Proxy

For the Annual Meeting of Shareholders

The undersigned shareholder of BakBone Software Incorporated (the “Company”) hereby appoints Keith Rickard, of the City of San Diego, in the State of California, President and Chief Executive Officer of the Company or, failing him, John Fitzgerald, of the City of San Diego, in the State of California, the Chief Financial Officer of the Company, or instead of either of the foregoing,                     , as proxyholder of the undersigned, with full power of substitution, to attend and act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the “Meeting”), to be held on August 19, 2004, and at any adjournment thereof, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder’s discretion, except as otherwise specified below.

The Board of Directors recommends a vote FOR the following three proposals.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

1.	FOR ☐ the following five nominees for the Board of Directors to serve until the 2005 Annual Meeting of Shareholders:

J.G. (Jeff) Lawson

Neil MacKenzie

Bruce Nakao

Archie Nesbitt

Keith Rickard

or WITHHOLD  ☐ only those nominees listed above that have a line written through their name;

2.	FOR ☐ or WITHHOLD ☐ the ratification of the Board of Directors’ selection of KPMG LLP as the Company’s independent accountants for the Company’s fiscal year ending March 31, 2005; and

3.	FOR ☐ or AGAINST ☐ transacting such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.

THIS INSTRUMENT OF PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE SHARES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED AND, WHERE THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO THE ABOVE MATTERS, WILL BE VOTED AS DIRECTED ABOVE OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF THE ABOVE MATTERS.

EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXYHOLDER, OTHER THAN THE PERSONS DESIGNATED ABOVE, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND TO ACT FOR SUCH SHAREHOLDER AND ON SUCH SHAREHOLDER’S BEHALF AT THE MEETING. TO EXERCISE SUCH RIGHT, THE NAMES OF THE NOMINEES OF MANAGEMENT SHOULD BE CROSSED OUT AND THE NAME OF THE SHAREHOLDER’S APPOINTEE SHOULD BE LEGIBLY PRINTED IN THE BLANK SPACE PROVIDED.

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN.

Dated this day of , 2004	(signature of shareholder)

(signature of shareholder) (if joint owners)

(name of shareholder)

(number of common shares being voted)

NOTES:

1.	If the Shareholder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized. If shares of stock are held jointly, both or all of such persons should sign.

2.	This instrument of proxy must be dated and the signature hereon should be exactly the same as the name in which the shares are registered. If the proxy is not dated in the above space, it is deemed to bear the date on which it is mailed by the person making the solicitation.

3.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

4.	This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of the Secretary of the Company c/o CIBC Mellon Trust Company, 600 The Dome Tower, 333—7th Avenue S.W., Calgary, Alberta, T2P 2Z1, not less than 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time set for the holding of the Meeting or any adjournment thereof. A proxy is valid only at the Meeting in respect of which it is given or any adjournment of that Meeting.

Please check the following boxes if you wish to receive paper copies of the interim or annual financial statements of BakBone Software Incorporated: If you fail to complete this card, you will no longer receive paper copies of the financial statements of BakBone Software Incorporated, and will only be able to access the financial statements on www.sedar.com.

■	Interim Financial Statements	■	Annual Report

Rather than receiving financial statements by mail, you may choose to access them on www.sedar.com. Under securities regulations, holders may elect annually to receive financial statements by mail by completing and returning this card to:

BakBone Software Incorporated

10145 Pacific Heights Boulevard

5th Floor

San Diego, California

92121

Please place my name on your financial statements mailing list.

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